Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Shearson Financial Network, Inc. (the “Company”) hereby certifies with respect to the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission (the "10-Q Report") that to his knowledge:

1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2007
/s/ Michael A. Barron
Michael A. Barron
Chief Executive Officer

Date: November 19, 2007
/s/ Lee Shorey
Lee Shorey
Chief Financial Officer